EXHIBIT 10.42

                                                 CHUCK MACHE COMMUNICATIONS

                       COACHING AND CONSULTING AGREEMENT

GOALS: 1) Executive Coaching to CEO on reaching 08 stated goals 2) Strategic Sales & Marketing Consulting on achieving revenue goals. 3) Executive Coaching to Senior Vice President - Sales & Marketing.

COMPANY:                       American TonerServ Corp.
                               420 Aviation Blvd.  Suite 103
                               Santa Rosa, CA  95403

CONTACT:                       Daniel J. Brinker, President/CEO

TERMS:
                               *  Begins January 1st , 2008
                               *  Ends December 31st, 2008
                               *  $5,000 per month
                               *  Payment schedule:
                                  *  Due on the 15th  of each month
                                  *  First payment is due January 15th, 2008
                               *  Pre-approved reimbursement for business
                                    expenses:
                                  *  Air, transportation, hotel, business
                                       entertainment

Contract cancelable by either party on a quarterly basis

Please make checks payable to: Chuck Mache Communications, Inc.
                               1004 Slate Drive
                               Santa Rosa, CA  95405
                               Phone:  707-538-3270

Please sign below and fax back to Chuck Mache at 707-538-5189.  Thank you


                              /s/ Daniel J. Brinker
                              Name

                              President and CEO
                              Title

                              1-22-08
                              Date